Exhibit 99.2

Quintana Maritime Limited Pandoras 13 & Kyprou Street 166 74 Glyfada Greece

NEWS RELEASE

Quintana Maritime Limited
Announces Second Quarter 2005 Results Release Date,
Conference Call and Webcast

Earnings Release:                                   Wednesday, August 24th, 2005 after 4:00 pm EST

Conference Call and Webcast:              Thursday, August 25th, 2005, at 12:00pm EST

ATHENS, Greece, August 22, 2005 – Quintana Maritime Limited (NASDAQ: QMAR), an international provider of dry bulk cargo marine transportation services, announced today that it will release its second quarter 2005 results for the period ending June 30th, 2005 after the close of the market on Wednesday, August 24th, 2005.

On Thursday, August 25th, 2005 at 12:00 pm EST, the company’s management will host a conference call to discuss the results.

Conference Call details:
Participants should dial into the call 10 minutes before the scheduled time using the following numbers: 1866 819 7111 (from the US), 0800 953 0329 (from the UK) or +44 1452 542 301 (from outside the US). Please quote “Quintana”.

In case of any problem with the above numbers, please dial 1866 869 2352 (from the US), 0800 694 1449 (from the UK) or +44 1452 560 304 (from outside the US). Quote “Quintana”.

A telephonic replay of the conference call will be available until August 30th, 2005 by dialing 1866 247 4222 (from the US), 0800 953 1533 (from the UK) or +44 1452 550 000 (from outside the US). Access Code: 8859098#

Slides and audio webcast:
There will also be a live, and then archived, webcast of the conference call, through the internet through Quintana Maritime’s website (www.quintanamaritime.com). Participants to the live webcast should register on the website approximately 10 minutes prior to the start of the webcast.

About Quintana Maritime Limited
Quintana Maritime Limited, based in Greece, is an international provider of dry bulk cargo marine transportation services. The company currently owns and operates a fleet of 8 Panamax size vessels with a total carrying capacity of 585,072 dwt and an average age of approximately 8 years.

Forward Looking Statement
This press release contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and the Company’s growth strategy and measures to implement such strategy; including expected vessel acquisitions and entering into further time charters. Words such as “expects,” “intends,” “plans,” “believes,” “anticipates,” “hopes,” “estimates,” and variations of such words and similar expressions are intended to identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. These statements involve known and unknown risks and are based upon a number of assumptions and estimates which are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to changes in the demand for dry bulk vessels, competitive factors in the market in which the Company operates; risks associated with operations outside the United States; and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Contacts:

Company Contact:	Investor Relations / Financial Media:
Paul J. Cornell Chief Financial Officer Tel. 713-751-7525 E-mail:pcornell@quintanamaritime.com	Paul Lampoutis Capital Link, Inc, New York Tel. 212-661-7566 E-mail: plampoutis@capitallink.com

05-05

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